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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 24, 2003


                            LAKES ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         MINNESOTA                     0-24993                   41-1913991
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



130 CHESHIRE LANE, MINNETONKA, MINNESOTA                           55305
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     Exhibits

        99.1     Lakes Entertainment, Inc. Press Release dated October 24, 2003.
        99.2     Lakes Entertainment, Inc. Press Release dated October 24, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         On October 24, 2003, Lakes Entertainment, Inc. issued a press release that included information regarding a certain litigation matter.

         A copy of the press release is attached as Exhibit 99.1 to this Form
8-K.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 24, 2003, Lakes Entertainment, Inc. issued a press release that included financial information for the third quarter of fiscal 2003. A copy of the press release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.2 to this Form 8-K.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             LAKES ENTERTAINMENT, INC.
                                             (Registrant)



Date: October 24, 2003                       By:  /s/Timothy J. Cope
                                                --------------------------------
                                                Name: Timothy J. Cope
                                                Title: President and Chief
                                                       Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Press Release dated October 24, 2003.
99.2               Press Release dated October 24, 2003.







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